SEE LEGEND ON REVERSE SIDE

     NUMBER                                                         SHARES


                        PACIFIC RIM ENTERTAINMENT, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

10,000,000 SHARES COMMON STOCK        SERIES A $3.00 CONVERTIBLE PREFERRED STOCK
   Par Value $0.01 Per Share                  Par Value $0.01 Per Share
                   SERIES B $3.00 CONVERTIBLE PREFERRED STOCK
                           Par Value $0.01 Per Share


                                         SPECIMEN
THIS CERTIFIES THAT _____________________________________________________ is the

owner of ________________________________________ shares of the SERIES B $3.00
CONVERTIBLE PREFERRED STOCK of PACIFIC RIM ENTERTAINMENT, INC., fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

     The corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this _________________________________________________________________
day of ___________________________ A.D. 19____.



-------------------------------              ---------------------------------
 SECRETARY/ASSISTANT SECRETARY                           PRESIDENT

    M. BURR KEIM, PHILA.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. TRANSFERABILITY IS FURTHER LIMITED BY THE TERMS OF A SUBSCRIPTION AGREEMENT TO WHICH THE COMPANY IS A PARTY.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF SERIES A PREFERRED STOCK ("CERTIFICATE OF DESIGNATION"), WHICH WAS FILED WITH THE DELAWARE SECRETARY OF STATE ON DECEMBER 19, 1997, AS SUPPLEMENTED OR AMENDED. A COPY OF THE CERTIFICATE OF DESIGNATION AS MAY BE SO SUPPLEMENTED OR AMENDED SHALL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL OFFICE OF THE COMPANY.





     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM - as tenants in common                                   UNIF GIFT MIN ACT - .............Custodian...........under
     TEN ENT - as tenants by the entireties                                                  (Cust)               (Minor)
     JT TEN  - as joint tenants with right of survivorship                                Uniform Gifts to Minors Act.............
               and not as tenants in common                                                                             (State)
                                Additional abbreviations may also be used though not in the above list.



For Valued Received,______hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
  --------------------------------------
  |                                    |
  |                                    |
  -------------------------------------- ---------------------------------------

  ------------------------------------------------------------------------------

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated ________________________ 19___
           In presence of

                                      _________________________________________


______________________________________




                    NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.